Efficacy and Pharmacokinetics of LPCN 1021, a Novel Oral Testosterone Replacement Therapy, in Hypogonadal Men: Study of Androgen Replacement (SOAR) Jed C. Kaminetsky, MD 1 ; Anthony DelConte, MD 2,5 ; Srinivasan Venkateshwaran, PhD 2 ; Nachiappan Chidambaram, PhD 2 ; Satish Nachaegari 2 ; Mahesh Patel, PhD 2 ; Christina Wang, MD 3 ; Pavan Yadav, MD 3 ; Adrian S. Dobs, MD, MHS 4 ; Martin M. Miner, MD 6 1 University Urology Associates, New York, NY ; 2 Lipocine Inc., Salt Lake City, UT; 3 Harbor - UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA; 4 Johns Hopkins University School of Medicine, Baltimore, MD; 5 Saint Joseph’s University, Philadelphia, PA; 6 Brown University and Miriam Hospital, Providence, RI Exhibit 99.1

This study was supported by Lipocine Inc.  J. C. Kaminetsky – Research funding (Principal investigator): AbbVie , Antares, Auxilium , Clarus, Ferring , Lipocine; Consulting fees: Antares, Auxilium ; Contracted fee (Speaker): Auxilium .  A. Delconte – Consulting fees: Lipocine.  S. Venkateshwaran – Former employee: Lipocine.  N. Chidambaram – Employee: Lipocine.  S. Nachaegari – Employee: Lipocine.  M. Patel – Employee: Lipocine.  C. Wang – Research funding (Clinical researcher): Antares, Clarus, Lipocine, Prolor; Consulting fees: Clarus, Lipocine; Honoraria ( Advisory group ): TesoRx .  P. Yadav – Nothing to disclose.  A.S. Dobbs – Research funding (Clinical researcher): Clarus, Endo; Honoraria (Advisory group): AbbVie , Endo, Lipocine.  M.M. Miner – Research funding (Clinical r esearcher ): Forest, NERI; Consulting fees: AbbVie, Lipocine, Repros. Disclosures 2

 LPCN 1021 is a novel oral testosterone undecanoate formulation  Utilizes a novel lipid based oral delivery technology allowing twice - daily dosing with standard meal leading to: • Improved solubilization • High drug - loading capacity LPCN 1021 – Novel Technology 3

SOAR Study Design [ NCT02081300] 4 Screening N=315 0 Week 3/4 Week 7/8 Randomization LPCN 1021 225 mg TU BID with meal (n=210 ) Active control: Androgel ® 1.62% (n=105 ) PK/Dose Titration PK/Dose Titration PK/Efficacy Assessment Safety Assessment Week 13 Week 52 Safety Extension (up to Week 52) Open - label, randomized, active - controlled study of LPCN 1021 in 18 - 80 year - old hypogonadal men ( T <300 ng/dL on 2 separate days )

Patient Demographics 5 Parameter LPCN 1021 (n=210) Androgel 1.62% (n=105) Mean age, yrs (SD) 52.6 (10.24) 54.2 (9.40) <65 yrs, n (%) 190 (90.5) 96 (91.4) ≥65 yrs, n (%) 20 (9.5) 9 (8.6) Race, n (%) Black or African American 32 (15.2) 10 (9.5) White 172 (81.9) 92 (87.6) Other 6 (2.9) 3 (2.9) Mean weight, kg (SD) 97.1 (14.96) 99.2 (14.78) Mean BMI, kg/m 2 (SD) 30.8 (3.88) 31.0 (3.9)  Baseline demographics similar between groups

 The starting dose of LPCN 1021 was 225 mg TU BID taken with a standard meal  The dose could be titrated at weeks 4 and 8 • up to 300 mg BID (if T C avg,24h was <300 ng/dL ) or • down to 150 mg BID (if T C max was >1500 ng/dL and/or C avg,24h >1140 ng/dL) LPCN 1021 Dosing 6

Primary Outcome 7 Measure [Week 13] FDA Threshold Frequency, n (%)* Geometric Mean (ng/dl); Variance C avg,24h within 300 - 1140 ng/dL ≥75% 134 (88.2) 447 (37%) 95% CI lower bound ≥65% 81.9 C avg,24h below 300 ng/dL 17 (11.2) C avg,24h above 1140 ng/dL 1 (0.7)  T levels are reliably restored and maintained in eugonadal range (300 - 1140 ng/dL) for hypogonadal men *Dataset: Efficacy population (subjects with ≥1 PK profile and no major protocol deviations; n=152 LPCN 1021)

Secondary Outcome 8 Measure FDA Threshold Frequency % (n)* Geometric Mean (ng/dl); CV C max < 1500 ng/ dL ≥ 85% 82.9%(126) 1128 (45%) 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% (7) C max > 2500 ng/dL None 2.0% (3)  Proportion of subjects with maximum serum levels and any observed supra – physiological levels are generally consistent with approved TRT products *Dataset: Efficacy population (n = 152)

Converging Titration Regimen Dataset: Efficacy population (n=152). Pre - titration Profile (all subjects at 225 mg) Post - titration P rofile 0 300 600 900 1200 0 6 12 18 24 Serum T Concentration ( ng/dL) Time ( Hour ) Week 3 0 300 600 900 1200 0 6 12 18 24 Serum T Concentration (ng/dL) Time (Hour) Week 13 9 Subjects needing down - titration Subjects needing no titration Subjects needing up - titration Subjects down - titrated Subjects on starting dose Subjects up - titrated

41 44 15 0 5 10 15 20 25 30 35 40 45 50 No dose change 1 dose change 2 dose changes % of Patients Dose Adjustments 10  85% of patients required ≤1 dose adjustment Dataset: Efficacy population (n=152).

Serious Adverse Events (SAEs) 11  As of April 30 th , 2015 • No drug related SAEs • No cardiac related SAEs

 LPCN 1021 is an orally administered product for T replacement with acceptable C avg levels, consistent with US FDA target guidelines • C max levels were generally consistent with US FDA target guidelines  LPCN 1021 may improve patient compliance as a generally safe, effective, and more convenient option compared to topical, transdermal, injectable, or implanted testosterone products Conclusions 12